Goodwill, Product Rights and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill, Product Rights and Other Intangible Assets

NOTE 9 — Goodwill, Product Rights and Other Intangible Assets

Goodwill for the Company’s reporting segments consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Actavis Specialty Brands segment	$474.7	$371.6
Actavis Pharma segment	4,293.2	1,250.4
Anda Distribution segment	86.3	86.3

Total goodwill	$4,854.2	$1,708.3

The increase in Actavis Pharma segment goodwill in 2012 is primarily due to goodwill of $3,118.5 million recognized in connection with the Ascent and Actavis Group acquisitions. (Refer to “NOTE 5 — Acquisitions and Divestitures” for additional details.)

Other intangible assets consist primarily of product rights. The original cost and accumulated amortization of these intangible assets, where applicable, consisted of the following (in millions):

	December 31,
	2012	2011
	(Revised)
Intangibles with definite lives:
Product rights and other related intangibles	$5,117.6	$2,582.5
Core technology	92.2	52.5
Customer relationships	169.0	49.1

	5,378.8	2,684.1
Less accumulated amortization	(2,055.3)	(1,566.0)

	3,323.5	1,118.1

Intangibles with indefinite lives:
IPR&D	384.6	419.3
Tradename	76.2	76.2

	460.8	495.5

Total product rights and related intangibles, net	$3,784.3	$1,613.6

In October 2012, the Company acquired intangible assets in connection with the Actavis Group acquisition of $2,527.7 million, including $2,099.2 million relating to CMP, $272.9 relating to IPR&D intangibles, $38.9 relating to Core technology and $116.7 relating to Customer relationships. CMP intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life of 8.7 years.

In January 2012, the Company acquired product rights, contractual rights and trade name intangible assets in connection with the Ascent Acquisition of $192.6 million. These intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life.

In May 2011, the Company acquired intangible assets in connection with the Specifar Acquisition of $429.4 million, including $265.1 million relating to CMP and $164.3 relating to IPR&D intangibles. CMP intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life. During the second quarter of 2012, the Company recorded an impairment charge of $101.0 million related to certain IPR&D assets acquired as part of the Specifar acquisition resulting in the decrease of IPR&D assets at December 31, 2012. The charge was related to three products in development as a result of various factors occurring during the same period mainly related to delays in expected launch dates, competitive factors resulting in realization of lower pricing and incremental costs related to manufacturing efforts. During the fourth quarter of 2012, the Company recorded an impairment charge of $16.8 million related to esomeprazole product rights following the Company decision to discontinue selling the product as a result of products acquired in connection with the Actavis Group acquisition.

During 2012 and 2011 approximately $211.3 million and $250.4 million of IPR&D intangibles were transferred to product rights and other related intangibles as products received regulatory approval. Amortization of these intangibles commenced upon product launch using a weighted average useful life.

Actavis re-evaluates the carrying value of identifiable intangible and long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Company continually evaluates the appropriateness of useful lives assigned to long-lived assets, including product rights.

Due to changes in market conditions in certain international locations and forecasted performance of certain products not yet launched, the Company performed off-cycle impairment reviews in 2011 and recorded impairment charges of $102.8 million related to certain acquired IPR&D assets during 2011. The impairment charges in 2011 include $75.8 million related to IPR&D intangibles acquired in our acquisition of the progesterone gel business from Columbia and $27.0 million of IPR&D intangibles acquired in the Arrow Acquisition. These impairment charges result from the Company’s current estimates of the fair value of these IPR&D assets, based on updated forecasts, compared to their assigned fair values on the acquisition date. The fair value of acquired identifiable intangible assets generally is determined using an income approach, based on a forecast of all expected future net cash flows related to the asset which are adjusted to present value using appropriate discount rates. Forecasts used to determine fair values of IPR&D assets are based on appropriate assumptions which include, among other factors, the impact of changes to the development programs, the current competitive environment, the regulatory timeframes impacting future product launch dates and the risk associated with these assets.

Assuming no additions, disposals or adjustments are made to the carrying values and/or useful lives of the intangible assets, annual amortization expense on product rights and related over the next five years is estimated to be as follows (in millions):

Amount
2013	$614
2014	$596
2015	$514
2016	$426
2017	$408

The above amortization expense is an estimate. Actual amounts may change from such estimated amounts due to fluctuations in foreign currency exchange rates, additional intangible asset acquisitions, finalization of preliminary fair value estimate, potential impairments, accelerated amortization or other events.